CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds, Inc. (the “Registrant”) does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2014 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 13, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: June 13, 2014	By: /s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.